UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30*

Date of reporting period: November 30, 2018

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Global Bond Fund. The remaining series of the Registrant have fiscal year ends other than November 30th.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

November 30, 2018

MFS® Global Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

GLB-ANN

MFS® Global Bond Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Higher bond yields, international trade friction, and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis, though returns have been modest year to date on an absolute basis. Global economic growth has become less synchronized over the past few months, with Europe, China, and some emerging markets having shown signs of slowing growth while U.S. growth has remained above average.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

January 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	26.2%
Investment Grade Corporates	25.7%
U.S. Treasury Securities	13.4%
Mortgage-Backed Securities	8.0%
Emerging Markets Bonds	5.7%
High Yield Corporates	4.4%
Collateralized Debt Obligations	3.4%
Commercial Mortgage-Backed Securities	2.3%
Asset-Backed Securities	0.8%
Municipal Bonds	0.2%
Floating Rate Loans	0.2%
U.S. Government Agencies	0.1%

Composition including fixed income credit quality (a)(i)
AAA	17.4%
AA	4.3%
A	15.8%
BBB	27.7%
BB	4.5%
B	1.1%
U.S. Government	16.8%
Federal Agencies	8.1%
Not Rated	(5.3)%
Cash & Cash Equivalents	2.0%
Other	7.6%

Portfolio facts (i)
Average Duration (d)	7.1
Average Effective Maturity (m)	10.5 yrs.

Issuer country weightings (i)(x)
United States	56.8%
Italy	7.3%
Japan	6.5%
Canada	6.2%
United Kingdom	4.1%
Portugal	3.7%
Germany	1.7%
Australia	1.3%
Indonesia	1.3%
Other Countries	11.1%

Currency exposure weightings (i)(y)
United States Dollar	46.0%
Euro	22.5%
Japanese Yen	17.6%
British Pound Sterling	4.3%
Swedish Krona	1.4%
Australian Dollar	1.4%
South Korean Won	1.3%
Norwegian Krone	1.1%
Indonesian Rupiah	0.8%
Other Currencies	3.6%

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)

Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of November 30, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2018, Class A shares of the MFS Global Bond Fund (“fund”) provided a total return of –4.16%, at net asset value. This compares with a return of –2.82% for the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to eight since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, eurozone and Japan remained above trend despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels earlier in the period to multiples more in line with long-term averages. While the US economy maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

Factors Affecting Performance

Relative to the Bloomberg Barclays Global Aggregate Bond Index, within the Europe/UK region, the fund’s greater exposure to the treasury, industrials and financial institutions sectors, was a key detractor from relative performance. Additionally, the fund’s greater exposure to BBB rated (r) securities and lesser exposure to AAA rated (r) further hurt relative returns.

Management Review – continued

The fund’s large cash position earlier in the period when the market rose, was a drag on relative performance.

On the positive side, a greater exposure to the CMBS sector, within the United States, boosted relative performance. The fund’s yield curve (y) positioning also benefited relative results.

Respectfully,

Portfolio Manager(s)

Pilar Gomez-Bravo, Robert Persons, Robert Spector, and Erik Weisman

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective June 30, 2018, Richard Hawkins is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 11/30/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/02/10	(4.16)%	(0.32)%	0.99%
B	6/02/10	(4.80)%	(1.04)%	0.19%
C	6/02/10	(4.80)%	(1.04)%	0.19%
I	6/02/10	(3.83)%	(0.02)%	1.20%
R1	6/02/10	(4.90)%	(1.04)%	0.19%
R2	6/02/10	(4.43)%	(0.56)%	0.67%
R3	6/02/10	(4.18)%	(0.29)%	0.93%
R4	6/02/10	(3.95)%	(0.04)%	1.18%
R6	10/01/12	(3.84)%	0.07%	(0.97)%
Comparative benchmark(s)
Bloomberg Barclays Global Aggregate Bond Index (f)		(2.82)%	0.56%	2.10%
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(8.23)%	(1.19)%	0.47%
B With CDSC (Declining over six years from 4% to 0%) (v)		(8.56)%	(1.41)%	0.19%
C With CDSC (1% for 12 months) (v)		(5.74)%	(1.04)%	0.19%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Performance information prior to December 1, 2014, reflects time periods when the fund had (i) a policy of focusing its investments on debt instruments of U.S. and foreign governments and (ii) a policy permitting the fund to invest up to 100% of its assets in less than investment grade quality debt instruments (lower quality debt instruments). The fund’s investment policies and strategies changed effective December 1, 2014.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2018 through November 30, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2018 through November 30, 2018.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/18	Ending Account Value 11/30/18	Expenses Paid During Period (p) 6/01/18-11/30/18
A	Actual	1.05%	$1,000.00	$970.56	$5.19
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
B	Actual	1.80%	$1,000.00	$967.83	$8.88
	Hypothetical (h)	1.80%	$1,000.00	$1,016.04	$9.10
C	Actual	1.80%	$1,000.00	$967.83	$8.88
	Hypothetical (h)	1.80%	$1,000.00	$1,016.04	$9.10
I	Actual	0.80%	$1,000.00	$973.87	$3.96
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
R1	Actual	1.80%	$1,000.00	$967.83	$8.88
	Hypothetical (h)	1.80%	$1,000.00	$1,016.04	$9.10
R2	Actual	1.30%	$1,000.00	$969.12	$6.42
	Hypothetical (h)	1.30%	$1,000.00	$1,018.55	$6.58
R3	Actual	1.05%	$1,000.00	$971.49	$5.19
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
R4	Actual	0.80%	$1,000.00	$971.60	$3.95
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
R6	Actual	0.70%	$1,000.00	$972.11	$3.46
	Hypothetical (h)	0.70%	$1,000.00	$1,021.56	$3.55

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

11/30/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 97.2%
Issuer	Shares/Par	Value ($)
Aerospace - 0.1%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	$520,000	$477,932

Apparel Manufacturers - 0.1%
Coach, Inc., 4.125%, 7/15/2027	$663,000	$617,021

Asset-Backed & Securitized - 6.4%
ALM Loan Funding CLO, 2015-16A, “BR2”, FLR, 4.336% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)	$3,306,000	$3,291,183
Atrium CDO Corp., 2011-A, “BR”, FLR, 3.977% (LIBOR - 3mo. + 1.5%), 10/23/2025 (n)	2,500,000	2,494,915
Chesapeake Funding II LLC, 2016-1A, “A2”, FLR, 3.457% (LIBOR - 1mo. + 1.15%), 3/15/2028 (n)	623,937	625,377
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 3.307% (LIBOR - 1mo. + 1%), 6/15/2028 (z)	618,204	619,982
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183%, 2/10/2048	3,104,000	3,014,407
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	2,500,000	2,438,288
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	2,234,604	2,224,149
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.336% (LIBOR - 3mo. + 0.9%), 4/15/2029 (z)	1,724,000	1,711,679
Flatiron CLO Ltd., 2013-1A, “A2R”, FLR, 4.099% (LIBOR -3mo. + 1.65%), 1/17/2026 (n)	2,503,042	2,501,788
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	3,503,000	3,491,864
Fort Cre LLC, 2018-1A, “A1”, FLR, 3.475% (LIBOR - 1mo. + 1.2%), 10/21/2023 (n)	919,000	913,945
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 4.145% (LIBOR -3mo. + 1.7%), 7/18/2031 (z)	2,560,000	2,533,878
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	3,108,537	3,083,153
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 3.336% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)	3,474,000	3,459,427
Magnetite CLO Ltd., 2012-7A, “A1R2”, FLR, 3.236% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)	2,165,000	2,135,378
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21, “A4”, 3.338%, 3/15/2048	691,382	674,462

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Octagon Investment Partners XVII Ltd., 2013-1A, “BR2”, FLR, 3.89% (LIBOR - 3mo. + 1.4%), 1/25/2031 (n)		$3,084,000	$3,018,696
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048		1,532,563	1,481,234

			$39,713,805
Automotive - 1.7%
Ferrari N.V., 1.5%, 3/16/2023	EUR	1,800,000	$2,036,170
General Motors Co., 5.2%, 4/01/2045		$1,208,000	1,003,274
General Motors Financial Co., Inc., 3.1%, 1/15/2019		893,000	892,761
General Motors Financial Co., Inc., 3.45%, 4/10/2022		758,000	727,865
General Motors Financial Co., Inc., 4.35%, 1/17/2027		410,000	378,463
Jaguar Land Rover Automotive PLC, 3.875%, 3/01/2023	GBP	1,100,000	1,212,169
Lear Corp., 5.25%, 1/15/2025		$1,971,000	2,017,437
Volkswagen Bank GmbH, 0.75%, 6/15/2023	EUR	910,000	989,936
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)		$1,258,000	1,215,787

			$10,473,862
Banks & Diversified Financials (Covered Bonds) - 0.2%
BPER Banca, 5.125% to 5/31/2022 FLR (EUR Swap Rate-5yr. + 4.91%) to 5/31/2027	EUR	1,300,000	$1,371,514

Broadcasting - 0.3%
WPP Finance, 3.75%, 9/19/2024		$583,000	$541,571
WPP Finance, 1.375%, 3/20/2025	EUR	550,000	606,617
WPP Finance 2013, 2.875%, 9/14/2046	GBP	600,000	555,470

			$1,703,658
Brokerage & Asset Managers - 0.5%
E*TRADE Financial Corp., 2.95%, 8/24/2022		$645,000	$621,764
Euroclear Investments S.A., 2.625% to 4/11/2028, FLR (EUR Swap Rate - 5yr. + 1.659%) to 4/11/2048	EUR	600,000	667,545
Intercontinental Exchange, Inc., 2.75%, 12/01/2020		$604,000	596,750
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		993,000	983,878

			$2,869,937
Building - 0.7%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)		$783,000	$678,156
Martin Marietta Materials, Inc., 3.45%, 6/01/2027		447,000	407,561
Martin Marietta Materials, Inc., 3.5%, 12/15/2027		630,000	571,266
Masco Corp., 4.45%, 4/01/2025		355,000	353,177
Masco Corp., 4.375%, 4/01/2026		1,580,000	1,556,591
Standard Industries, Inc., 4.75%, 1/15/2028 (n)		1,194,000	1,044,750

			$4,611,501

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Business Services - 0.8%
Cisco Systems, Inc., 2.2%, 2/28/2021		$1,278,000	$1,248,194
Equinix, Inc., 5.75%, 1/01/2025		894,000	909,466
Equinix, Inc., 2.875%, 2/01/2026	EUR	1,000,000	1,084,948
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		$435,000	429,714
Fidelity National Information Services, Inc., 5%, 10/15/2025		126,000	129,954
Fidelity National Information Services, Inc., 3%, 8/15/2026		1,086,000	986,708

			$4,788,984
Cable TV - 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$706,000	$720,767
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)		500,000	497,988
Shaw Communications, 5.65%, 10/01/2019	CAD	769,000	592,408
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)		$837,000	813,815
Sky PLC, 2.5%, 9/15/2026	EUR	1,050,000	1,267,409
Time Warner Cable, Inc., 4.5%, 9/15/2042		$356,000	280,666
VTR Finance B.V., 6.875%, 1/15/2024 (n)		1,328,000	1,346,260

			$5,519,313
Chemicals - 0.4%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)		$1,053,000	$989,666
International Flavors & Fragrances, Inc., 0.5%, 9/25/2021	EUR	425,000	482,196
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024		$814,000	812,983

			$2,284,845
Computer Software - 0.6%
Microsoft Corp., 4.1%, 2/06/2037		$1,823,000	$1,818,944
Ubisoft Entertainment S.A., 1.289%, 1/30/2023	EUR	900,000	1,007,718
VeriSign, Inc., 4.75%, 7/15/2027		$693,000	660,949

			$3,487,611
Computer Software - Systems - 0.5%
Apple, Inc., 4.5%, 2/23/2036		$2,300,000	$2,379,622
Apple, Inc., 3.6%, 7/31/2042	GBP	300,000	419,025
Apple, Inc., 4.25%, 2/09/2047		$276,000	267,881

			$3,066,528
Conglomerates - 0.7%
Colfax Corp., 3.25%, 5/15/2025	EUR	500,000	$526,616
Roper Technologies, Inc., 4.2%, 9/15/2028		$581,000	566,796
Smiths Group PLC, 2%, 2/23/2027	EUR	600,000	668,074
Thyssenkrupp AG, 1.375%, 3/03/2022		1,145,000	1,254,054

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Conglomerates - continued
United Technologies Corp., 4.625%, 11/16/2048		$784,000	$754,184
Wabtec Corp., 4.7%, 9/15/2028		628,000	594,179

			$4,363,903
Consumer Products - 0.5%
Coty, Inc., 4%, 4/15/2023 (z)	EUR	400,000	$410,789
JAB Holdings B.V., 2%, 5/18/2028		1,000,000	1,111,997
JAB Holdings B.V., 2.5%, 6/25/2029		1,000,000	1,141,030
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		$467,000	429,177

			$3,092,993
Consumer Services - 1.0%
G4S International Finance PLC, 1.5%, 1/09/2023	EUR	950,000	$1,074,602
IHS Markit Ltd., 4%, 3/01/2026 (n)		$320,000	300,176
ManpowerGroup, Inc., 1.75%, 6/22/2026	EUR	800,000	904,223
Priceline Group, Inc., 1.8%, 3/03/2027		1,150,000	1,304,706
Priceline Group, Inc., 3.55%, 3/15/2028		$461,000	426,906
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2027 (n)		1,754,000	1,098,518
Visa, Inc., 4.3%, 12/14/2045		1,126,000	1,126,525

			$6,235,656
Containers - 0.1%
Ball Corp., 5.25%, 7/01/2025		$455,000	$461,825

Electrical Equipment - 0.0%
Arrow Electronics, Inc., 3.5%, 4/01/2022		$285,000	$278,479

Electronics - 0.3%
ASML Holding N.V., 1.375%, 7/07/2026	EUR	1,400,000	$1,598,596
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$610,000	548,880

			$2,147,476
Emerging Market Quasi-Sovereign - 1.6%
BPRL International Singapore Private Ltd., 4.375%, 1/18/2027		$1,500,000	$1,404,456
CNPC General Capital Ltd., 3.4%, 4/16/2023 (n)		1,600,000	1,564,172
Corporacion Financiera de Desarrollo S.A., 4.75%, 7/15/2025 (n)		3,108,000	3,056,718
PT Pertamina Persero, 6%, 5/03/2042 (n)		1,600,000	1,552,059
PT Perusahaan Listrik Negara, 2.875%, 10/25/2025 (n)	EUR	900,000	1,007,880
Southern Gas Corridor CJSC, 6.875%, 3/24/2026		$1,420,000	1,484,951

			$10,070,236

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - 2.5%
Dominican Republic, 5.95%, 1/25/2027		$1,475,000	$1,447,344
Republic of Argentina, 5.625%, 1/26/2022		1,500,000	1,326,750
Republic of Hungary, 5.375%, 2/21/2023		1,600,000	1,669,312
Republic of Indonesia, 2.875%, 7/08/2021	EUR	550,000	653,429
Republic of Indonesia, 8.25%, 5/15/2029	IDR	66,654,000,000	4,774,812
Republic of Paraguay, 6.1%, 8/11/2044 (n)		$1,460,000	1,456,350
Republic of Turkey, 7.25%, 12/23/2023		3,000,000	2,977,500
United Mexican States, 4.6%, 2/10/2048		1,396,000	1,202,668

			$15,508,165
Energy - Independent - 0.4%
Diamondback Energy, Inc., 5.375%, 5/31/2025		$1,257,000	$1,242,859
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		1,700,000	1,548,863

			$2,791,722
Energy - Integrated - 0.1%
Eni S.p.A., 4%, 9/12/2023 (n)		$569,000	$554,368

Financial Institutions - 0.5%
AerCap Ireland Capital Ltd., 4.625%, 10/30/2020		$150,000	$150,846
AerCap Ireland Capital Ltd., 3.65%, 7/21/2027		1,299,000	1,129,016
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023		850,000	846,812
EXOR N.V., 1.75%, 1/18/2028	EUR	750,000	801,059

			$2,927,733
Food & Beverages - 1.3%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	650,000	$685,205
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022		$454,000	452,109
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023		1,879,000	1,818,664
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		362,000	324,915
Constellation Brands, Inc., 4.25%, 5/01/2023		1,910,000	1,919,619
Constellation Brands, Inc., 4.75%, 12/01/2025		667,000	677,426
Kraft Heinz Foods Co., 5.2%, 7/15/2045		116,000	105,383
Kraft Heinz Foods Co., 4.375%, 6/01/2046		495,000	404,285
PepsiCo, Inc., 3.1%, 7/17/2022		1,888,000	1,869,629

			$8,257,235
Gaming & Lodging - 0.2%
GLP Capital LP/GLP Financing II, Inc., 5.75%, 6/01/2028		$1,130,000	$1,128,927

Industrial - 0.3%
Investor AB, 1.5%, 9/12/2030	EUR	700,000	$794,337
KAEFER Isoliertechnik GmbH & Co, 5.5%, 1/10/2024 (n)		1,050,000	1,140,776

			$1,935,113

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - 0.4%
American International Group, Inc., 1.875%, 6/21/2027	EUR	680,000	$725,277
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 3.5% to 10/01/2026, FLR (EURIBOR - 3mo. + 3.95%) to 10/01/2046		900,000	1,049,579
Unum Group, 4%, 3/15/2024		$1,000,000	985,721

			$2,760,577
Insurance - Health - 0.7%
Aetna, Inc., 2.8%, 6/15/2023		$1,038,000	$981,456
Centene Corp., 5.375%, 6/01/2026 (n)		651,000	655,069
Halfmoon Parent, Inc., 4.125%, 11/15/2025 (n)		901,000	889,537
UnitedHealth Group, Inc., 4.625%, 7/15/2035		1,919,000	1,985,996

			$4,512,058
Insurance - Property & Casualty - 1.3%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$738,000	$714,962
Chubb INA Holdings, Inc., 2.3%, 11/03/2020		318,000	311,733
Chubb INA Holdings, Inc., 2.875%, 11/03/2022		740,000	723,982
Chubb INA Holdings, Inc., 1.55%, 3/15/2028	EUR	204,000	227,509
Chubb INA Holdings, Inc., 2.5%, 3/15/2038		351,000	381,373
CNA Financial Corp., 5.875%, 8/15/2020		$1,000,000	1,033,995
Hiscox Ltd., 6.125% to 11/24/2025, FLR (GBP LIBOR - 3mo. + 5.076%) to 11/24/2045	GBP	600,000	783,057
Liberty Mutual Group, Inc., 4.25%, 6/15/2023		$1,149,000	1,156,799
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		1,000,000	972,819
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047		414,000	377,369
QBE Capital Funding IV LP, 7.5% to 5/24/2021, FLR (GBP Swap Rate - 10yr. + 4.003%) to 5/24/2041	GBP	450,000	610,403
XLIT Ltd., 3.25% to 6/29/2027, FLR (EURIBOR - 3mo. + 2.9%) to 6/29/2047	EUR	830,000	911,266

			$8,205,267
International Market Quasi-Sovereign - 0.3%
Islandsbanki, 1.75%, 9/07/2020	EUR	1,000,000	$1,153,610
Islandsbanki, 1.125%, 1/19/2024		550,000	607,829

			$1,761,439
International Market Sovereign - 29.6%
Commonwealth of Australia, 2.75%, 11/21/2028	AUD	7,150,000	$5,293,819
Federal Republic of Germany, 0.25%, 2/15/2027	EUR	6,724,000	7,692,527
Federal Republic of Germany, 0.25%, 8/15/2028		12,454,000	14,021,868
Federal Republic of Germany, 2.5%, 7/04/2044		3,852,000	5,936,563
Federal Republic of Germany, 2.5%, 8/15/2046		816,000	1,273,800
Government of Canada, 1.5%, 6/01/2023	CAD	16,367,000	11,946,499
Government of Canada, 1.5%, 6/01/2026		18,723,000	13,362,358

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Government of Canada, 5.75%, 6/01/2033	CAD	7,469,000	$7,965,378
Government of Japan, 1.7%, 9/20/2032	JPY	519,150,000	5,443,083
Government of Japan, 2.4%, 3/20/2037		686,400,000	8,016,274
Government of Japan, 0.5%, 6/20/2038		2,651,700,000	22,978,908
Kingdom of Norway, 2%, 4/26/2028	NOK	60,460,000	7,146,293
Kingdom of Spain, 2.75%, 10/31/2024	EUR	3,050,000	3,848,228
Kingdom of Spain, 5.15%, 10/31/2028		742,000	1,121,238
Republic of Italy, 5.5%, 9/01/2022		6,490,000	8,267,494
Republic of Italy, 2.5%, 12/01/2024		11,405,000	12,845,545
Republic of Italy, 2.05%, 8/01/2027		487,000	510,832
Republic of Italy, 2%, 2/01/2028		5,781,000	6,020,141
Republic of Italy, 1.65%, 3/01/2032		5,691,000	5,287,681
Republic of Portugal, 2.875%, 10/15/2025		5,744,000	7,179,722
Republic of Portugal, 2.125%, 10/17/2028		11,047,000	12,838,976
Republic of Portugal, 4.1%, 4/15/2037		1,130,000	1,544,878
United Kingdom Treasury, 4.25%, 6/07/2032	GBP	1,186,000	1,990,693
United Kingdom Treasury, 3.25%, 1/22/2044		4,214,000	6,608,976
United Kingdom Treasury, 3.75%, 7/22/2052		2,187,000	3,954,169
United Kingdom Treasury, 4%, 1/22/2060		398,000	793,749

			$183,889,692
Local Authorities - 0.2%
Province of Alberta, 4.5%, 12/01/2040	CAD	760,000	$674,353
Province of British Columbia, 2.3%, 6/18/2026		1,100,000	798,592

			$1,472,945
Major Banks - 4.7%
Bank of America Corp., 2.625%, 4/19/2021		$2,537,000	$2,483,996
Bank of America Corp., 3.248%, 10/21/2027		3,164,000	2,905,853
Bank of New York Mellon Corp., 3.442% to 2/07/2027, FLR (LIBOR - 3mo. + 1.069%) to 2/07/2028		1,341,000	1,282,278
Bankia S.A., 6%, 12/31/2049	EUR	1,000,000	1,084,642
Barclays Bank PLC, 6%, 1/14/2021		850,000	1,039,624
Credit Agricole S.A., 7.375%, 12/18/2023	GBP	300,000	469,083
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)		$534,000	559,335
Credit Suisse Group AG, 1.25% to 7/17/2024, FLR (EUR Swap Rate - 1yr. + 0.75%) to 7/17/2025	EUR	800,000	885,212
Goldman Sachs Group, Inc., 2.625%, 4/25/2021		$648,000	630,274
Goldman Sachs Group, Inc., 4%, 3/03/2024		2,000,000	1,965,212
HSBC Holdings PLC, 4.375%, 11/23/2026		893,000	855,988
JPMorgan Chase & Co., 2.95%, 10/01/2026		2,405,000	2,186,794
JPMorgan Chase & Co., 3.54% to 5/01/2027, FLR (LIBOR -3mo. + 1.38%) to 5/01/2028		1,095,000	1,032,081
JPMorgan Chase & Co., 4.26% to 2/22/2047, FLR (LIBOR -3mo. + 1.58%) to 2/22/2048		1,157,000	1,052,047

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
Morgan Stanley, 2.2%, 12/07/2018		$709,000	$708,972
Morgan Stanley, 2.5%, 4/21/2021		749,000	728,322
Morgan Stanley, 5.5%, 7/28/2021		484,000	504,772
Morgan Stanley, 2.625%, 3/09/2027	GBP	500,000	625,661
Morgan Stanley, 3.95%, 4/23/2027		$1,850,000	1,735,753
PNC Bank N.A., 2.6%, 7/21/2020		2,435,000	2,405,140
Sumitomo Mitsui Financial Group, Inc., 3.544%, 1/17/2028		1,743,000	1,668,119
UBS Group Funding (Jersey) Ltd., 1.5%, 11/30/2024	EUR	1,000,000	1,137,344
UBS Group Funding (Switzerland) AG, 2.859% to 8/15/2022, FLR (LIBOR - 3mo. + 0.954%) to 8/15/2023 (n)		$1,000,000	955,009

			$28,901,511
Medical & Health Technology & Services - 1.2%
Becton, Dickinson and Co., 1.401%, 5/24/2023	EUR	1,100,000	$1,253,224
Becton, Dickinson and Co., 3.734%, 12/15/2024		$462,000	445,841
Becton, Dickinson and Co., 4.685%, 12/15/2044		258,000	236,636
HCA, Inc., 5.25%, 6/15/2026		554,000	558,155
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		1,026,000	940,487
Northwell Healthcare, Inc., 3.979%, 11/01/2046		153,000	134,239
Northwell Healthcare, Inc., 4.26%, 11/01/2047		1,031,000	942,224
Quintiles IMS Holdings, Inc., 2.875%, 9/15/2025 (z)	EUR	950,000	1,023,116
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027		$1,791,000	1,637,988

			$7,171,910
Medical Equipment - 0.2%
Abbott Laboratories, 4.9%, 11/30/2046		$1,021,000	$1,057,063
Stryker Corp., 2.125%, 11/30/2027	EUR	330,000	378,031
Teleflex, Inc., 4.625%, 11/15/2027		$110,000	103,400

			$1,538,494
Metals & Mining - 0.1%
Cameco Corp., 5.67%, 9/02/2019	CAD	775,000	$594,819

Midstream - 1.0%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$799,000	$786,763
MPLX LP, 4.5%, 4/15/2038		644,000	554,933
ONEOK, Inc., 4.95%, 7/13/2047		1,794,000	1,603,774
Sabine Pass Liquefaction LLC, 5%, 3/15/2027		1,250,000	1,246,212
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		792,000	744,156
Tallgrass Energy LP, 4.75%, 10/01/2023 (n)		1,138,000	1,123,775

			$6,059,613
Mortgage-Backed - 8.0%
Fannie Mae, 4.26%, 12/01/2019		$171,491	$173,276
Fannie Mae, 2.641%, 4/25/2020		1,360,836	1,359,718

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 3.99%, 7/01/2021		$440,170	$447,852
Fannie Mae, 2.77%, 3/01/2022		348,093	343,175
Fannie Mae, 5%, 8/01/2040		780,069	830,818
Fannie Mae, 4%, 9/01/2040 - 2/01/2045		6,929,228	7,019,145
Fannie Mae, 4.5%, 2/01/2041 - 2/01/2046		8,591,923	8,937,010
Fannie Mae, 3.5%, 9/01/2045		1,915,123	1,885,826
Freddie Mac, 2.637%, 1/25/2023		2,595,000	2,535,641
Freddie Mac, 3.32%, 2/25/2023		12,000	12,029
Freddie Mac, 3.064%, 8/25/2024		3,205,350	3,159,689
Freddie Mac, 2.673%, 3/25/2026		2,389,000	2,275,355
Freddie Mac, 0.324%, 9/25/2026 (i)		62,189,000	1,029,638
Freddie Mac, 3.243%, 4/25/2027		2,733,000	2,665,670
Freddie Mac, 3.117%, 6/25/2027		1,161,873	1,122,198
Freddie Mac, 3.194%, 7/25/2027		3,016,000	2,925,445
Freddie Mac, 3.244%, 8/25/2027		3,358,000	3,266,146
Freddie Mac, 3.187%, 9/25/2027		1,378,000	1,334,716
Freddie Mac, 3.35%, 1/25/2028		2,272,000	2,228,151
Freddie Mac, 0.427%, 2/25/2028 (i)		46,151,000	1,227,690
Freddie Mac, 0.249%, 4/25/2028 (i)		46,683,000	587,562
Freddie Mac, 0.251%, 5/25/2028 (i)		47,225,000	622,426
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		1,975,971	2,055,354
Freddie Mac, 5%, 7/01/2041		1,294,110	1,376,503
Freddie Mac, 4%, 4/01/2044		100,500	101,363

			$49,522,396
Municipals - 0.2%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, 6%, 7/01/2027		$90,000	$92,936
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028		1,017,000	1,064,728

			$1,157,664
Natural Gas - Distribution - 0.5%
Boston Gas Co., 3.15%, 8/01/2027 (n)		$827,000	$770,704
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		1,600,000	1,532,000
UGI International LLC, 3.25%, 11/01/2025 (z)	EUR	500,000	568,880

			$2,871,584
Network & Telecom - 0.8%
AT&T, Inc., 4.75%, 5/15/2046		$651,000	$560,323
British Telecommunications PLC, 3.125%, 11/21/2031	GBP	650,000	790,245
Deutsche Telekom International Finance B.V., 1.5%, 4/03/2028	EUR	800,000	895,047

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Network & Telecom - continued
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026 (n)		$1,600,000	$1,481,722
Telecom Italia S.p.A./Milano, 3%, 9/30/2025	EUR	950,000	1,023,061

			$4,750,398
Oil Services - 0.2%
Schlumberger Ltd., 2.65%, 11/20/2022 (n)		$1,230,000	$1,182,261

Oils - 0.3%
Neste Oyj, 1.5%, 6/07/2024	EUR	900,000	$1,031,830
Phillips 66, 4.875%, 11/15/2044		$1,179,000	1,116,092

			$2,147,922
Other Banks & Diversified Financials - 1.4%
AIB Group PLC, 1.5%, 3/29/2023	EUR	950,000	$1,051,738
Belfius Bank S.A., 3.125%, 5/11/2026		600,000	692,934
BPCE S.A., 5.25%, 4/16/2029	GBP	600,000	851,609
Caixa Geral de Depositos, 5.75%, 6/28/2028	EUR	900,000	1,031,245
Citizens Bank N.A., 2.55%, 5/13/2021		$569,000	553,182
Deutsche Bank AG, 1.875%, 2/28/2020	GBP	800,000	1,001,602
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022		350,000	464,982
Intesa Sanpaolo S.p.A., 2.125%, 8/30/2023	EUR	700,000	781,406
Macquarie Group Ltd., 1.25%, 3/05/2025		600,000	654,352
UniCredit S.p.A., 1%, 1/18/2023		1,400,000	1,441,895

			$8,524,945
Pharmaceuticals - 0.9%
Bayer Capital Corp. B.V., 1.5%, 6/26/2026	EUR	900,000	$999,254
Celgene Corp., 2.875%, 8/15/2020		$2,480,000	2,448,738
Gilead Sciences, Inc., 2.35%, 2/01/2020		530,000	525,528
Takeda Pharmaceutical Co. Ltd., 1.125%, 11/21/2022 (z)	EUR	820,000	932,364
Takeda Pharmaceutical Co. Ltd., 2.25%, 11/21/2026 (z)		750,000	855,638

			$5,761,522
Pollution Control - 0.2%
Republic Services, Inc., 3.95%, 5/15/2028		$951,000	$936,611

Real Estate - Apartment - 0.2%
Grand City Properties S.A., 3.75% to 2/18/2022, FLR (EUR Swap Rate-5yr. + 3.888%) to 2/18/2027, (EUR Swap Rate-5yr. + 4.138%) to 2/18/2042, (EUR Swap Rate-5yr. + 4.888%) to 12/31/2049	EUR	900,000	$1,011,248

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Real Estate - Office - 0.3%
Merlin Properties SOCIMI S.A., REIT, 2.225%, 4/25/2023	EUR	1,000,000	$1,169,737
Merlin Properties SOCIMI S.A., REIT, 1.875%, 11/02/2026		550,000	597,262

			$1,766,999
Retailers - 0.7%
Best Buy Co., Inc., 5.5%, 3/15/2021		$2,182,000	$2,265,508
Home Depot, Inc., 3.35%, 9/15/2025		2,338,000	2,287,940

			$4,553,448
Specialty Chemicals - 0.1%
Ecolab, Inc., 4.35%, 12/08/2021		$816,000	$835,605

Specialty Stores - 0.3%
Rallye S.A., 4.25%, 3/11/2019	EUR	800,000	$881,997
Richemont International S.A., 1.5%, 3/26/2030		900,000	1,006,814

			$1,888,811
Supermarkets - 0.3%
Casino Guichard Perrachon S.A., 4.498%, 3/07/2024	EUR	900,000	$934,855
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	776,000	610,124
Tesco PLC, 6.15%, 11/15/2037 (n)		$213,000	219,685

			$1,764,664
Supranational - 0.3%
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	620,000	$457,261
International Bank for Reconstruction and Development, 4.25%, 6/24/2025		590,000	467,569
International Finance Corp., 3.25%, 7/22/2019		855,000	629,133

			$1,553,963
Telecommunications - Wireless - 0.4%
American Tower Corp., REIT, 5%, 2/15/2024		$1,500,000	$1,548,989
American Tower Corp., REIT, 1.95%, 5/22/2026	EUR	480,000	544,930
Crown Castle International Corp., 3.7%, 6/15/2026		$508,000	479,286

			$2,573,205
Telephone Services - 0.1%
TELUS Corp., 5.05%, 7/23/2020	CAD	785,000	$610,323

Tobacco - 0.2%
B.A.T. International Finance PLC, 0.875%, 10/13/2023	EUR	600,000	$657,325
Reynolds American, Inc., 4%, 6/12/2022		$391,000	387,056

			$1,044,381

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Transportation - Services - 0.6%
Autostrade per l’Italia S.p.A., 6.25%, 6/09/2022	GBP	525,000	$702,533
Compagnie Financiere et Industrielle des Autoroutes S.A., 0.75%, 9/09/2028	EUR	700,000	741,837
Delhi International Airport, 6.125%, 10/31/2026 (n)		$750,000	724,200
Heathrow Funding Ltd., 1.875%, 7/12/2032	EUR	600,000	655,319
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	275,000	400,323
Transurban Finance Co., 1.75%, 3/29/2028	EUR	700,000	775,602

			$3,999,814
U.S. Government Agencies and Equivalents - 0.1%
Small Business Administration, 2.22%, 3/01/2033		$654,883	$624,093

U.S. Treasury Obligations - 16.7%
U.S. Treasury Bonds, 4.5%, 2/15/2036		$5,984,000	$7,082,391
U.S. Treasury Bonds, 3.5%, 2/15/2039		1,325,000	1,384,056
U.S. Treasury Bonds, 4.5%, 8/15/2039 (f)		2,328,000	2,776,777
U.S. Treasury Bonds, 3.625%, 2/15/2044		13,039,000	13,737,809
U.S. Treasury Bonds, 3%, 5/15/2047		6,834,000	6,437,308
U.S. Treasury Notes, 2.75%, 9/30/2020		2,768,000	2,764,324
U.S. Treasury Notes, 2.375%, 8/15/2024		1,058,400	1,029,211
U.S. Treasury Notes, 2.125%, 9/30/2024		6,702,000	6,424,757
U.S. Treasury Notes, 2%, 11/15/2026		20,235,000	18,850,167
U.S. Treasury Notes, 2.75%, 2/15/2028 (f)		26,241,000	25,697,729
U.S. Treasury Notes, 2.875%, 5/15/2028		17,435,600	17,237,406

			$103,421,935
Utilities - Electric Power - 2.0%
Dominion Resources, Inc., 2.5%, 12/01/2019		$1,000,000	$990,115
Duke Energy Florida LLC, 3.2%, 1/15/2027		1,164,000	1,107,723
Emera U.S. Finance LP, 2.7%, 6/15/2021		321,000	310,955
Emera U.S. Finance LP, 3.55%, 6/15/2026		367,000	342,853
Enel Finance International N.V., 3.5%, 4/06/2028 (z)		743,000	621,476
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		268,000	218,018
Enel S.p.A., 8.75% to 9/24/2023, FLR (Swap Rate - 5yr. + 5.880%) to 9/24/2043, FLR (Swap rate - 5yr. + 6.63%) to 9/24/2073 (n)		1,000,000	1,050,000
Enel S.p.A., 6.625% to 9/15/2021, FLR (GBP Swap rate - 5yr. + 4.089%) to 9/15/26, FLR (GBP Swap rate - 5yr. + 4.339%) to 9/15/2041, FLR (GBP Swap rate - 5yr. + 5.089%) to 9/15/2076	GBP	390,000	521,805
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)		$1,920,000	1,849,761
Exelon Corp., 3.497%, 6/01/2022		506,000	490,621
Innogy Finance B.V., 4.75%, 1/31/2034	GBP	500,000	722,248
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/2027		$1,252,000	1,180,675
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)		719,000	659,682

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
PPL Capital Funding, Inc., 5%, 3/15/2044	$750,000	$746,125
Virginia Electric & Power Co., 3.5%, 3/15/2027	1,624,000	1,565,925

		$12,377,982
Total Bonds (Identified Cost, $620,859,639)		$602,490,441

Floating Rate Loans (r) - 0.2%
Medical & Health Technology & Services - 0.2%
DaVita, Inc., Term Loan B, 5.09%, 6/24/2021 (Identified Cost, $1,144,243)	$1,138,327	$1,134,262

Investment Companies (h) - 2.4%
Money Market Funds - 2.4%
MFS Institutional Money Market Portfolio, 2.31% (v) (Identified Cost, $15,146,840)	15,148,351	$15,148,351

Other Assets, Less Liabilities - 0.2%		1,419,407
Net Assets - 100.0%		$620,192,461

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $15,148,351 and $603,624,703, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $56,885,573, representing 9.2% of net assets.

(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 3.307% (LIBOR - 1mo. + 1%), 6/15/2028	6/04/16	$618,204	$619,982
Coty, Inc., 4%, 4/15/2023	3/28/18	492,040	410,789
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.336% (LIBOR - 3mo. + 0.9%), 4/15/2029	4/09/18	1,724,000	1,711,679
Enel Finance International N.V., 3.5%, 4/06/2028	10/02/18	653,070	621,476
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 4.145% (LIBOR - 3mo. + 1.7%), 7/18/2031	5/15/17	2,560,000	2,533,878
Quintiles IMS Holdings, Inc., 2.875%, 9/15/2025	10/18/17	1,136,330	1,023,116
Takeda Pharmaceutical Co. Ltd., 1.125%, 11/21/2022	11/15/18	925,765	932,364
Takeda Pharmaceutical Co. Ltd., 2.25%, 11/21/2026	11/15/18	848,843	855,638
UGI International LLC, 3.25%, 11/01/2025	10/18/18	575,441	568,880
Total Restricted Securities			$9,277,802
% of Net assets			1.5%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso

Portfolio of Investments – continued

PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THO	Thai Offshore Baht
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 11/30/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	7,854,348	USD	5,716,735	Citibank N.A.	1/11/2019	$27,887
AUD	9,834,519	USD	7,166,866	Deutsche Bank AG	1/11/2019	26,041
AUD	3,463,824	USD	2,469,836	JPMorgan Chase Bank N.A.	1/11/2019	63,584
EUR	199,306	USD	225,890	Brown Brothers Harriman	1/11/2019	634
EUR	8,168,000	USD	9,272,420	Goldman Sachs International	1/11/2019	11,051
EUR	1,309,376	USD	1,486,729	JPMorgan Chase Bank N.A.	1/11/2019	1,463
IDR	22,960,080,000	USD	1,483,593	Barclays Bank PLC	2/04/2019	106,944
KRW	9,210,786,000	USD	8,147,749	JPMorgan Chase Bank N.A.	1/15/2019	82,779
NZD	4,827,000	USD	3,172,034	Goldman Sachs International	1/11/2019	148,145
NZD	1,396,451	USD	914,416	Royal Bank of Scotland Group PLC	1/11/2019	46,112
PHP	246,311,000	USD	4,667,633	JPMorgan Chase Bank N.A.	1/22/2019	15,166
SGD	1,705,000	USD	1,241,434	JPMorgan Chase Bank N.A.	1/11/2019	2,305
THO	64,882,000	USD	1,966,717	JPMorgan Chase Bank N.A.	2/13/2019	6,782
TRY	10,001,000	USD	1,640,100	BNP Paribas S.A.	1/11/2019	235,807
TRY	8,900,000	USD	1,510,087	UBS AG	1/11/2019	159,303
ZAR	17,420,167	USD	1,236,425	Goldman Sachs International	1/11/2019	14,666
ZAR	39,949,978	USD	2,843,617	JPMorgan Chase Bank N.A.	1/11/2019	25,532
USD	5,266,406	AUD	7,191,135	Goldman Sachs International	1/11/2019	6,854
USD	357,717	CAD	464,000	Citibank N.A.	1/11/2019	8,105
USD	5,385,200	CAD	7,011,903	Citibank N.A.	1/14/2019	101,598
USD	3,112,621	CAD	4,099,000	Deutsche Bank AG	1/11/2019	24,133
USD	6,538,737	CAD	8,615,942	JPMorgan Chase Bank N.A.	1/11/2019	46,852

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
USD	7,844,925	CAD	10,205,856	Merrill Lynch International	1/11/2019	$155,083
USD	7,213,154	CAD	9,502,472	UBS AG	1/11/2019	53,293
USD	379,116	DKK	2,474,000	Barclays Bank PLC	1/11/2019	2,282
USD	948,933	EUR	828,000	Barclays Bank PLC	1/11/2019	7,856
USD	1,449,359	EUR	1,264,000	Citibank N.A.	1/11/2019	12,739
USD	6,172,870	EUR	5,378,625	Deutsche Bank AG	1/11/2019	59,708
USD	10,092,773	EUR	8,647,599	Goldman Sachs International	1/11/2019	264,206
USD	4,531,704	EUR	3,900,881	Goldman Sachs International	1/14/2019	96,960
USD	5,019,341	EUR	4,345,492	JPMorgan Chase Bank N.A.	1/11/2019	80,401
USD	98,795	EUR	86,027	UBS AG	1/11/2019	1,020
USD	3,496,043	EUR	3,009,000	UBS AG	1/11/2019	76,116
USD	1,611,716	EUR	1,405,825	UBS AG	1/11/2019	13,904
USD	1,666,658	GBP	1,271,448	Citibank N.A.	1/11/2019	42,614
USD	5,660,851	GBP	4,283,153	Deutsche Bank AG	1/11/2019	189,905
USD	505,149	JPY	56,468,000	Citibank N.A.	1/11/2019	5,719
USD	474,679	JPY	53,000,000	Goldman Sachs International	1/11/2019	5,921
USD	309,380	MXN	6,219,000	Goldman Sachs International	1/11/2019	5,659
USD	12,999,411	NOK	109,135,084	Goldman Sachs International	1/11/2019	276,883

						$2,512,012

Liability Derivatives
AUD	8,883,000	USD	6,499,245	Merrill Lynch International	1/11/2019	$(2,272)
CAD	6,585,614	USD	5,070,226	JPMorgan Chase Bank N.A.	1/11/2019	(108,140)
CHF	3,899,000	USD	3,990,751	Goldman Sachs International	1/11/2019	(70,375)
CZK	14,293,000	USD	646,079	JPMorgan Chase Bank N.A.	1/11/2019	(20,727)
DKK	12,230,512	USD	1,916,260	Citibank N.A.	1/11/2019	(53,335)
EUR	5,842,027	USD	6,688,102	Brown Brothers Harriman	1/11/2019	(48,253)
EUR	1,379,867	USD	1,583,268	Citibank N.A.	1/11/2019	(14,957)
EUR	870,806	USD	1,016,331	Deutsche Bank AG	1/11/2019	(26,602)
EUR	2,800,000	USD	3,215,648	JPMorgan Chase Bank N.A.	1/11/2019	(33,263)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
EUR	3,307,011	USD	3,819,379	UBS AG	1/11/2019	$(60,743)
GBP	99,622	USD	131,620	Brown Brothers Harriman	1/11/2019	(4,371)
GBP	2,711,000	USD	3,483,461	Citibank N.A.	1/11/2019	(20,653)
GBP	3,091,000	USD	4,022,204	Goldman Sachs International	1/11/2019	(74,016)
GBP	1,680,000	USD	2,185,989	UBS AG	1/11/2019	(40,096)
ILS	3,267,000	USD	905,774	Barclays Bank PLC	1/11/2019	(24,668)
JPY	7,050,863,371	USD	63,394,788	JPMorgan Chase Bank N.A.	1/11/2019	(1,033,469)
JPY	703,379,000	USD	6,284,586	Merrill Lynch International	1/11/2019	(63,555)
JPY	798,726,185	USD	7,169,887	UBS AG	1/11/2019	(105,559)
MXN	36,253,402	USD	1,903,985	Goldman Sachs International	1/11/2019	(133,458)
NOK	162,766,546	USD	19,996,533	Goldman Sachs International	1/11/2019	(1,021,865)
PLN	5,021,000	USD	1,353,442	Barclays Bank PLC	1/11/2019	(27,623)
RUB	57,985,000	USD	867,987	JPMorgan Chase Bank N.A.	3/06/2019	(11,720)
SEK	28,266,000	USD	3,118,560	Deutsche Bank AG	1/11/2019	(843)
SEK	23,761,638	USD	2,673,473	JPMorgan Chase Bank N.A.	1/11/2019	(52,584)
SEK	56,642,000	USD	6,377,899	Merrill Lynch International	1/11/2019	(130,333)
USD	9,006,861	AUD	12,604,588	Deutsche Bank AG	1/11/2019	(212,059)
USD	93,465	AUD	131,000	Goldman Sachs International	1/11/2019	(2,348)
USD	4,732,528	AUD	6,637,059	JPMorgan Chase Bank N.A.	1/11/2019	(121,777)
USD	951,016	AUD	1,330,247	State Street Bank and Trust Company	1/11/2019	(21,918)
USD	493,862	CAD	656,000	Goldman Sachs International	1/11/2019	(417)
USD	6,199,613	CAD	8,239,000	Merrill Lynch International	1/11/2019	(8,256)
USD	1,481,825	CAD	1,968,041	UBS AG	1/11/2019	(1,041)
USD	1,239,037	EUR	1,093,000	Citibank N.A.	1/11/2019	(3,229)
USD	373,062	EUR	329,277	Goldman Sachs International	1/11/2019	(1,183)
USD	1,554,508	IDR	22,960,080,000	JPMorgan Chase Bank N.A.	2/04/2019	(36,029)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
USD	2,135,996	JPY	241,738,892	Citibank N.A.	1/11/2019	$(2,061)
USD	6,798,241	NOK	58,383,740	JPMorgan Chase Bank N.A.	1/11/2019	(7,900)
USD	3,433,765	NZD	5,006,000	Citibank N.A.	1/11/2019	(9,536)
USD	4,650,781	NZD	6,836,000	Goldman Sachs International	1/11/2019	(51,259)
USD	3,084,341	SEK	28,000,000	Citibank N.A.	1/11/2019	(4,036)
USD	1,112,765	ZAR	16,253,611	Deutsche Bank AG	1/11/2019	(54,546)
USD	2,691,729	ZAR	39,669,000	JPMorgan Chase Bank N.A.	1/11/2019	(157,241)

						$(3,878,316)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	227	$47,893,453	March - 2019	$31,120
U.S. Treasury Note Ultra	Long	USD	12	1,828,875	March - 2019	2,299

						$33,419

Liability Derivatives
Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	154	$23,008,099	December - 2018	$(178,250)
German Euro-Bund 10 yr	Short	EUR	26	4,754,865	December - 2018	(34,498)
U.S. Treasury Note 10 yr	Short	USD	169	20,187,578	March - 2019	(77,192)
U.S. Treasury Note 5 yr	Short	USD	205	23,156,992	March - 2019	(47,169)
U.S. Treasury Note Ultra 10 yr	Short	USD	216	27,324,000	March - 2019	(130,721)

						$(467,830)

At November 30, 2018, the fund had cash collateral of $1,961,000 and other liquid securities with an aggregate value of $851,417 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $622,003,882)	$603,624,703
Investments in affiliated issuers, at value (identified cost, $15,146,840)	15,148,351
Cash	21,754
Restricted cash for
Forward foreign currency exchange contracts	1,961,000
Receivables for
Forward foreign currency exchange contracts	2,512,012
Investments sold	2,765,220
Fund shares sold	89,825
Interest and dividends	4,868,588
Total assets	$630,991,453
Liabilities
Payables for
Distributions	$1,764
Forward foreign currency exchange contracts	3,878,316
Daily variation margin on open futures contracts	78,901
Investments purchased	6,046,524
Fund shares reacquired	431,925
Payable to affiliates
Investment adviser	38,030
Shareholder servicing costs	215,904
Distribution and service fees	354
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	107,262
Total liabilities	$10,798,992
Net assets	$620,192,461
Net assets consist of
Paid-in capital	$657,219,197
Total distributable earnings (loss)	(37,026,736)
Net assets	$620,192,461
Shares of beneficial interest outstanding	73,881,651

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$14,061,969	1,666,150	$8.44
Class B	711,852	84,779	8.40
Class C	2,331,790	277,713	8.40
Class I	1,160,439	138,026	8.41
Class R1	213,686	25,436	8.40
Class R2	207,760	24,751	8.39
Class R3	71,300	8,488	8.40
Class R4	52,619	6,263	8.40
Class R6	601,381,046	71,650,045	8.39

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.81 [100 / 95.75 x $8.44]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$17,101,672
Dividends from affiliated issuers	503,282
Other	108
Foreign taxes withheld	(12,124)
Total investment income	$17,592,938
Expenses
Management fee	$3,819,693
Distribution and service fees	68,465
Shareholder servicing costs	685,916
Administrative services fee	101,723
Independent Trustees’ compensation	12,654
Custodian fee	83,604
Shareholder communications	19,185
Audit and tax fees	67,144
Legal fees	5,049
Miscellaneous	179,598
Total expenses	$5,043,031
Fees paid indirectly	(31,530)
Reduction of expenses by investment adviser and distributor	(531,717)
Net expenses	$4,479,784
Net investment income (loss)	$13,113,154
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(1,431,735)
Affiliated issuers	(1,796)
Futures contracts	1,583,096
Forward foreign currency exchange contracts	(550,098)
Foreign currency	136,333
Net realized gain (loss)	$(264,200)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(34,634,474)
Affiliated issuers	4,344
Futures contracts	(713,234)
Forward foreign currency exchange contracts	(1,857,460)
Translation of assets and liabilities in foreign currencies	(82,216)
Net unrealized gain (loss)	$(37,283,040)
Net realized and unrealized gain (loss)	$(37,547,240)
Change in net assets from operations	$(24,434,086)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	11/30/18	11/30/17
Change in net assets
From operations
Net investment income (loss)	$13,113,154	$11,308,186
Net realized gain (loss)	(264,200)	(5,112,034)
Net unrealized gain (loss)	(37,283,040)	37,746,418
Change in net assets from operations	$(24,434,086)	$43,942,570
Distributions to shareholders (a)	$(13,934,958)	$(10,756,731)
Tax return of capital distributions to shareholders	$—	$(306,536)
Change in net assets from fund share transactions	$6,778,860	$74,813
Total change in net assets	$(31,590,184)	$32,954,116
Net assets
At beginning of period	651,782,645	618,828,529
At end of period (b)	$620,192,461	$651,782,645

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended November 30, 2017, distributions from net investment income were $10,756,731.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. See Note 2. For the year ended November 30, 2017, end of period net assets included accumulated distributions in excess of net investment income of $1,524,350.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	11/30/18	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14
Net asset value, beginning of period	$8.97	$8.53		$8.38	$9.19	$9.72		$9.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.12		$0.13	$0.12	$0.16		$0.31
Net realized and unrealized gain (loss)	(0.52)	0.44		0.14	(0.78)	(0.53)		(0.18)
Total from investment operations	$(0.37)	$0.56		$0.27	$(0.66)	$(0.37)		$0.13
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.12)		$(0.01)	$—	$(0.09)		$(0.15)
From tax return of capital	—	(0.00	)(w)	(0.11)	(0.15)	(0.07)		(0.19)
Total distributions declared to shareholders	$(0.16)	$(0.12)		$(0.12)	$(0.15)	$(0.16)		$(0.34)
Net asset value, end of period (x)	$8.44	$8.97		$8.53	$8.38	$9.19		$9.72
Total return (%) (r)(s)(t)(x)	(4.16)	6.60		3.18	(7.23)	(3.81	)(n)	1.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.16		1.18	1.23	1.18	(a)	1.20
Expenses after expense reductions (f)	1.05	1.05		1.05	1.05	1.10	(a)	1.10
Net investment income (loss)	1.72	1.40		1.45	1.40	3.40	(a)	3.22
Portfolio turnover	108	50		56	143	39	(n)	74
Net assets at end of period (000 omitted)	$14,062	$12,104		$12,306	$13,980	$17,391		$17,325

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	11/30/18	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14
Net asset value, beginning of period	$8.92	$8.48		$8.34	$9.14	$9.66		$9.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.06		$0.06	$0.06	$0.13		$0.24
Net realized and unrealized gain (loss)	(0.51)	0.43		0.13	(0.78)	(0.52)		(0.19)
Total from investment operations	$(0.43)	$0.49		$0.19	$(0.72)	$(0.39)		$0.05
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.05)		$—	$—	$(0.07)		$(0.12)
From tax return of capital	—	(0.00	)(w)	(0.05)	(0.08)	(0.06)		(0.14)
Total distributions declared to shareholders	$(0.09)	$(0.05)		$(0.05)	$(0.08)	$(0.13)		$(0.26)
Net asset value, end of period (x)	$8.40	$8.92		$8.48	$8.34	$9.14		$9.66
Total return (%) (r)(s)(t)(x)	(4.80)	5.84		2.30	(7.86)	(4.10	)(n)	0.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.92		1.94	1.99	1.94	(a)	1.96
Expenses after expense reductions (f)	1.80	1.80		1.80	1.80	1.85	(a)	1.85
Net investment income (loss)	0.97	0.66		0.72	0.68	2.70	(a)	2.50
Portfolio turnover	108	50		56	143	39	(n)	74
Net assets at end of period (000 omitted)	$712	$956		$1,103	$1,272	$2,025		$2,065

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended
	11/30/18	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14
Net asset value, beginning of period	$8.92	$8.48		$8.34	$9.14	$9.67		$9.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.06		$0.06	$0.06	$0.13		$0.24
Net realized and unrealized gain (loss)	(0.52)	0.43		0.13	(0.78)	(0.53)		(0.18)
Total from investment operations	$(0.43)	$0.49		$0.19	$(0.72)	$(0.40)		$0.06
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.05)		$—	$—	$(0.07)		$(0.12)
From tax return of capital	—	(0.00	)(w)	(0.05)	(0.08)	(0.06)		(0.14)
Total distributions declared to shareholders	$(0.09)	$(0.05)		$(0.05)	$(0.08)	$(0.13)		$(0.26)
Net asset value, end of period (x)	$8.40	$8.92		$8.48	$8.34	$9.14		$9.67
Total return (%) (r)(s)(t)(x)	(4.80)	5.84		2.30	(7.86)	(4.20	)(n)	0.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.92		1.94	1.99	1.94	(a)	1.96
Expenses after expense reductions (f)	1.80	1.80		1.80	1.80	1.85	(a)	1.85
Net investment income (loss)	0.97	0.66		0.71	0.67	2.70	(a)	2.49
Portfolio turnover	108	50		56	143	39	(n)	74
Net assets at end of period (000 omitted)	$2,332	$2,086		$2,192	$2,053	$2,392		$2,518

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	11/30/18	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14
Net asset value, beginning of period	$8.93	$8.48		$8.34	$9.15	$9.67		$9.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.14		$0.15	$0.14	$0.18		$0.33
Net realized and unrealized gain (loss)	(0.51)	0.45		0.13	(0.78)	(0.52)		(0.17)
Total from investment operations	$(0.34)	$0.59		$0.28	$(0.64)	$(0.34)		$0.16
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.14)		$(0.01)	$—	$(0.10)		$(0.16)
From tax return of capital	—	(0.00	)(w)	(0.13)	(0.17)	(0.08)		(0.20)
Total distributions declared to shareholders	$(0.18)	$(0.14)		$(0.14)	$(0.17)	$(0.18)		$(0.36)
Net asset value, end of period (x)	$8.41	$8.93		$8.48	$8.34	$9.15		$9.67
Total return (%) (r)(s)(t)(x)	(3.83)	7.02		3.32	(7.03)	(3.61	)(n)	1.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.92		0.91	0.99	0.94	(a)	0.96
Expenses after expense reductions (f)	0.80	0.80		0.80	0.80	0.85	(a)	0.85
Net investment income (loss)	1.98	1.64		1.69	1.68	3.79	(a)	3.52
Portfolio turnover	108	50		56	143	39	(n)	74
Net assets at end of period (000 omitted)	$1,160	$1,521		$3,151	$699	$956		$1,393

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended
	11/30/18	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14
Net asset value, beginning of period	$8.93	$8.48		$8.34	$9.14	$9.66		$9.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.06		$0.06	$0.06	$0.13		$0.24
Net realized and unrealized gain (loss)	(0.53)	0.44		0.13	(0.78)	(0.52)		(0.19)
Total from investment operations	$(0.44)	$0.50		$0.19	$(0.72)	$(0.39)		$0.05
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.05)		$—	$—	$(0.07)		$(0.12)
From tax return of capital	—	(0.00	)(w)	(0.05)	(0.08)	(0.06)		(0.14)
Total distributions declared to shareholders	$(0.09)	$(0.05)		$(0.05)	$(0.08)	$(0.13)		$(0.26)
Net asset value, end of period (x)	$8.40	$8.93		$8.48	$8.34	$9.14		$9.66
Total return (%) (r)(s)(t)(x)	(4.90)	5.96		2.30	(7.86)	(4.10	)(n)	0.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.92		1.94	1.99	1.94	(a)	1.96
Expenses after expense reductions (f)	1.80	1.80		1.80	1.80	1.85	(a)	1.85
Net investment income (loss)	0.99	0.66		0.71	0.69	2.70	(a)	2.50
Portfolio turnover	108	50		56	143	39	(n)	74
Net assets at end of period (000 omitted)	$214	$75		$69	$57	$113		$115

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	11/30/18	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14
Net asset value, beginning of period	$8.92	$8.48		$8.34	$9.14	$9.67		$9.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.10		$0.11	$0.10	$0.15		$0.29
Net realized and unrealized gain (loss)	(0.52)	0.44		0.13	(0.77)	(0.53)		(0.18)
Total from investment operations	$(0.39)	$0.54		$0.24	$(0.67)	$(0.38)		$0.11
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.10)		$(0.01)	$—	$(0.08)		$(0.14)
From tax return of capital	—	(0.00	)(w)	(0.09)	(0.13)	(0.07)		(0.17)
Total distributions declared to shareholders	$(0.14)	$(0.10)		$(0.10)	$(0.13)	$(0.15)		$(0.31)
Net asset value, end of period (x)	$8.39	$8.92		$8.48	$8.34	$9.14		$9.67
Total return (%) (r)(s)(t)(x)	(4.43)	6.37		2.81	(7.40)	(3.96	)(n)	1.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.41		1.44	1.49	1.44	(a)	1.46
Expenses after expense reductions (f)	1.30	1.30		1.30	1.30	1.35	(a)	1.35
Net investment income (loss)	1.47	1.14		1.22	1.18	3.23	(a)	3.02
Portfolio turnover	108	50		56	143	39	(n)	74
Net assets at end of period (000 omitted)	$208	$268		$69	$68	$142		$165

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended
	11/30/18	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14
Net asset value, beginning of period	$8.93	$8.49		$8.34	$9.15	$9.67		$9.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.12		$0.13	$0.12	$0.16		$0.31
Net realized and unrealized gain (loss)	(0.52)	0.44		0.14	(0.78)	(0.52)		(0.18)
Total from investment operations	$(0.37)	$0.56		$0.27	$(0.66)	$(0.36)		$0.13
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.12)		$(0.01)	$—	$(0.09)		$(0.15)
From tax return of capital	—	(0.00	)(w)	(0.11)	(0.15)	(0.07)		(0.18)
Total distributions declared to shareholders	$(0.16)	$(0.12)		$(0.12)	$(0.15)	$(0.16)		$(0.33)
Net asset value, end of period (x)	$8.40	$8.93		$8.49	$8.34	$9.15		$9.67
Total return (%) (r)(s)(t)(x)	(4.18)	6.63		3.19	(7.27)	(3.73	)(n)	1.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.16		1.19	1.24	1.19	(a)	1.21
Expenses after expense reductions (f)	1.05	1.05		1.05	1.05	1.10	(a)	1.10
Net investment income (loss)	1.73	1.41		1.46	1.43	3.43	(a)	3.25
Portfolio turnover	108	50		56	143	39	(n)	74
Net assets at end of period (000 omitted)	$71	$88		$82	$79	$151		$148

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	11/30/18	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14
Net asset value, beginning of period	$8.93	$8.49		$8.34	$9.15	$9.67		$9.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.14		$0.15	$0.15	$0.18		$0.33
Net realized and unrealized gain (loss)	(0.52)	0.44		0.14	(0.79)	(0.52)		(0.17)
Total from investment operations	$(0.35)	$0.58		$0.29	$(0.64)	$(0.34)		$0.16
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.14)		$(0.01)	$—	$(0.10)		$(0.16)
From tax return of capital	—	(0.00	)(w)	(0.13)	(0.17)	(0.08)		(0.20)
Total distributions declared to shareholders	$(0.18)	$(0.14)		$(0.14)	$(0.17)	$(0.18)		$(0.36)
Net asset value, end of period (x)	$8.40	$8.93		$8.49	$8.34	$9.15		$9.67
Total return (%) (r)(s)(t)(x)	(3.95)	6.89		3.45	(7.03)	(3.61	)(n)	1.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.91		0.94	0.99	0.94	(a)	0.96
Expenses after expense reductions (f)	0.80	0.80		0.80	0.80	0.85	(a)	0.85
Net investment income (loss)	1.96	1.66		1.72	1.69	3.70	(a)	3.52
Portfolio turnover	108	50		56	143	39	(n)	74
Net assets at end of period (000 omitted)	$53	$55		$51	$50	$112		$116

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended
	11/30/18	11/30/17		11/30/16	11/30/15	11/30/14 (z)		5/31/14
Net asset value, beginning of period	$8.92	$8.48		$8.33	$9.14	$9.66		$9.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.16		$0.16	$0.16	$0.18		$0.35
Net realized and unrealized gain (loss)	(0.52)	0.43		0.14	(0.79)	(0.52)		(0.19)
Total from investment operations	$(0.34)	$0.59		$0.30	$(0.63)	$(0.34)		$0.16
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.15)		$(0.01)	$—	$(0.10)		$(0.16)
From tax return of capital	—	(0.00	)(w)	(0.14)	(0.18)	(0.08)		(0.21)
Total distributions declared to shareholders	$(0.19)	$(0.15)		$(0.15)	$(0.18)	$(0.18)		$(0.37)
Net asset value, end of period (x)	$8.39	$8.92		$8.48	$8.33	$9.14		$9.66
Total return (%) (r)(s)(t)(x)	(3.84)	7.03		3.59	(6.89)	(3.55	)(n)	1.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.79		0.80	0.83	0.82	(a)	0.82
Expenses after expense reductions (f)	0.69	0.67		0.67	0.64	0.73	(a)	0.71
Net investment income (loss)	2.07	1.78		1.85	1.84	3.80	(a)	3.68
Portfolio turnover	108	50		56	143	39	(n)	74
Net assets at end of period (000 omitted)	$601,381	$634,630		$599,806	$621,455	$723,112		$709,082

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

(z)	For the period June 1, 2014 through November 30, 2014. On September 9, 2014, the fund changed its fiscal year-end from May 31 to November 30.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Bond Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market, as a whole, as measured by an index determined by MFS to be an appropriate measure of the global bond market. At November 30, 2018, the fund did not have more than 25% of its assets invested in any one industry.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years;

Notes to Financial Statements – continued

however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading

Notes to Financial Statements – continued

characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of November 30, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$104,046,028	$—	$104,046,028
Non-U.S. Sovereign Debt	—	212,783,495	—	212,783,495
Municipal Bonds	—	1,157,664	—	1,157,664
U.S. Corporate Bonds	—	115,645,716	—	115,645,716
Residential Mortgage-Backed Securities	—	49,522,396	—	49,522,396
Commercial Mortgage-Backed Securities	—	13,829,639	—	13,829,639
Asset-Backed Securities (including CDOs)	—	25,884,166	—	25,884,166
Foreign Bonds	—	79,621,337	—	79,621,337
Floating Rate Loans	—	1,134,262	—	1,134,262
Mutual Funds	15,148,351	—	—	15,148,351
Total	$15,148,351	$603,624,703	$—	$618,773,054

Other Financial Instruments
Futures Contracts – Assets	$33,419	$—	$—	$33,419
Futures Contracts – Liabilities	(467,830)	—	—	(467,830)
Forward Foreign Currency Exchange Contracts – Assets	—	2,512,012	—	2,512,012
Forward Foreign Currency Exchange Contracts – Liabilities	—	(3,878,316)	—	(3,878,316)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the

Notes to Financial Statements – continued

type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$33,419	$(467,830)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	2,512,012	(3,878,316)
Total		$2,545,431	$(4,346,146)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$1,583,096	$—	$—
Foreign Exchange	—	(550,098)	—
Credit	—	—	(99,125)
Total	$1,583,096	$(550,098)	$(99,125)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(713,234)	$—
Foreign Exchange	—	(1,857,460)
Total	$(713,234)	$(1,857,460)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared

Notes to Financial Statements – continued

derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve

Notes to Financial Statements – continued

credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master

Notes to Financial Statements – continued

Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal

Notes to Financial Statements – continued

and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 11/30/18	Year ended 11/30/17
Ordinary income (including any short-term capital gains)	$13,934,958	$10,756,731
Tax return of capital (b)	—	306,536
Total distributions	$13,934,958	$11,063,267

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/18
Cost of investments	$639,758,462
Gross appreciation	1,586,259
Gross depreciation	(24,372,382)
Net unrealized appreciation (depreciation)	$(22,786,123)
Capital loss carryforwards	(12,469,914)
Late year ordinary loss deferral	(451,792)
Other temporary differences	(1,318,907)

As of November 30, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and

Notes to Financial Statements – continued

their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(8,504,292)
Long-Term	(3,965,622)
Total	$(12,469,914)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 11/30/18	Year ended 11/30/17	Year ended 11/30/18	Year ended 11/30/17
Class A	$252,279	$157,330	$—	$4,483
Class B	9,006	6,116	—	174
Class C	25,733	12,626	—	360
Class I	40,248	42,827	—	1,220
Class R1	1,838	440	—	13
Class R2	3,780	2,373	—	68
Class R3	1,772	1,133	—	32
Class R4	1,127	835	—	24
Class R6	13,599,175	10,533,051	—	300,162
Total	$13,934,958	$10,756,731	$—	$306,536

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets up to $1 billion and 0.55% of average daily net assets in excess of $1 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended November 30, 2018, this management fee reduction amounted to $60,012, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended November 30, 2018 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.74%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until March 31, 2020. For the year ended November 30, 2018, this reduction amounted to $471,445, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,188 for the year ended November 30, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$33,985
Class B	0.75%	0.25%	1.00%	1.00%	8,478
Class C	0.75%	0.25%	1.00%	1.00%	23,059
Class R1	0.75%	0.25%	1.00%	1.00%	1,493
Class R2	0.25%	0.25%	0.50%	0.50%	1,211
Class R3	—	0.25%	0.25%	0.25%	239
Total Distribution and Service Fees					$68,465

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended November 30, 2018, this rebate amounted to $260 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of

Notes to Financial Statements – continued

purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2018, were as follows:

Amount
Class A	$368
Class B	868
Class C	102

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended November 30, 2018, the fee was $9,916, which equated to 0.0016% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended November 30, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $27,126.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended November 30, 2018, these costs for the fund amounted to $648,874 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2018 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and

Notes to Financial Statements – continued

is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended November 30, 2018, the fee paid by the fund under this agreement was $1,076 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS purchased 17,893 shares of Class I for an aggregate amount of $152,270.

On September 20, 2017, MFS redeemed 489 shares of Class I for an aggregate amount of $4,367.

On March 19, 2018, MFS redeemed 7,461 shares of Class I for an aggregate amount of $67,225.

On August 16, 2018, MFS redeemed 14 shares of Class I for an aggregate amount of $125.

On September 25, 2018, MFS redeemed 10,523 shares of Class I for an aggregate amount of $90,394.

At November 30, 2018, MFS held approximately 73%, and 100% of the outstanding shares of Class R3 and Class R4, respectively.

(4) Portfolio Securities

For the year ended November 30, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$264,434,165	$180,869,993
Non-U.S. Government securities	$465,121,377	$462,286,281

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/18		Year ended 11/30/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	775,027	$6,865,349	456,782	$3,998,890
Class B	6,901	61,457	7,235	63,188
Class C	162,766	1,422,514	29,827	263,362
Class I	416,121	3,722,527	239,214	2,045,842
Class R1	18,555	161,884	360	3,118
Class R2	2,061	17,983	32,228	275,421
Class R3	4,056	35,892	86	747
Class R4	114	964	—	—
Class R6	5,365,141	46,804,937	5,149,206	44,495,485
	6,750,742	$59,093,507	5,914,938	$51,146,053

Shares issued to shareholders in reinvestment of distributions
Class A	28,506	$249,111	18,024	$158,300
Class B	1,026	8,915	714	6,232
Class C	2,297	19,879	1,090	9,517
Class I	4,254	37,104	4,401	38,219
Class R1	213	1,838	52	451
Class R2	434	3,776	277	2,436
Class R3	201	1,754	134	1,165
Class R4	129	1,127	99	859
Class R6	1,560,917	13,586,825	1,239,942	10,827,080
	1,597,977	$13,910,329	1,264,733	$11,044,259

Shares reacquired
Class A	(486,867)	$(4,284,079)	(568,640)	$(4,943,223)
Class B	(30,327)	(265,608)	(30,774)	(266,826)
Class C	(121,111)	(1,053,838)	(55,523)	(480,985)
Class I	(452,716)	(3,936,458)	(444,718)	(3,851,816)
Class R1	(1,705)	(14,689)	(220)	(1,955)
Class R2	(7,765)	(67,720)	(10,657)	(91,231)
Class R3	(5,639)	(48,223)	(1)	(10)
Class R4	(115)	(962)	—	—
Class R6	(6,415,104)	(56,553,399)	(5,988,185)	(52,479,453)
	(7,521,349)	$(66,224,976)	(7,098,718)	$(62,115,499)

Notes to Financial Statements – continued

	Year ended 11/30/18		Year ended 11/30/17
	Shares	Amount	Shares	Amount
Net change
Class A	316,666	$2,830,381	(93,834)	$(786,033)
Class B	(22,400)	(195,236)	(22,825)	(197,406)
Class C	43,952	388,555	(24,606)	(208,106)
Class I	(32,341)	(176,827)	(201,103)	(1,767,755)
Class R1	17,063	149,033	192	1,614
Class R2	(5,270)	(45,961)	21,848	186,626
Class R3	(1,382)	(10,577)	219	1,902
Class R4	128	1,129	99	859
Class R6	510,954	3,838,363	400,963	2,843,112
	827,370	$6,778,860	80,953	$74,813

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2020 Fund, and the Lifetime 2025 Fund were the owners of record of approximately 44%, 23%, 15%, 4%, 4%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended November 30, 2018, the fund’s commitment fee and interest expense were $3,776 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		88,041,671	314,251,812	(387,145,132)	15,148,351

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(1,796)	$4,344	$—	$503,282	$15,148,351

(8) Subsequent Event

Effective on or about June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Global Bond Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Global Bond Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, the period from June 1, 2014 to November 30, 2014, and the period from June 1, 2013 to May 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, the period from June 1, 2014 to November 30, 2014, and the period from June 1, 2013 to May 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

January 15, 2019

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A
James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Pilar Gomez-Bravo
Robert Persons
Robert Spector
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

Board Review of Investment Advisory Agreement – continued

Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2018 and 2017, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2018	2017
Fees billed by E&Y:
MFS Global Bond Fund	55,233	54,061

For the fiscal years ended November 30, 2018 and 2017, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS Global Bond Fund	0	0	10,331	10,114	1,190	1,219

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Bond Fund*	1,728,076	1,603,983	0	0	103,950	101,450

	Aggregate Fees for Non-audit Services
	2018	2017
Fees Billed by E&Y:
To MFS Global Bond Fund, MFS and MFS Related Entities#	2,123,447	1,848,766

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 15, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2019

*	Print name and title of each signing officer under his or her signature.